MATTERHORN GROWTH FUND, INC.

                                   SUPPLEMENT
                             DATED DECEMBER 1, 2003
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2003


PROXY VOTING POLICY


           The Fund and the Advisor have adopted a Proxy Voting Policy reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Policy delegates proxy voting to the Advisor, subject to the supervision of the Board of Directors. The Policy provides that the Advisor will review proxy issues on a company-by-company basis and analyze the economic impact these issue may have on the Fund's investment objective. The Policy also states that Advisor will give great weight to the views of management only when the issues involved will not have a negative impact on investor values. The Policy outlines specific factors that the Advisor will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, shareholder rights and social and environmental issues. For example, the Advisor's policy provides that it will vote in favor of director nominees, especially nominees that are independent of management, that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. The Advisor's policy provides that it will not vote to re-elect a board if the company has had consistent poor performance relative to its peers in the industry, unless the Advisor believes that the board has demonstrated that it is taking or proposes to take measures designed to improve the company's poor performance, nor will the Advisor vote to elect directors who fail to attend at least 75% of board meetings or who are involved in SEC or criminal enforcement actions to the Advisor's knowledge. The Policy also provides that the Advisor generally will vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. Under the Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Directors and vote the proxy in accordance with the Board's instructions.

           You may obtain a copy of the Proxy Voting Policy free of charge by calling 800-637-3901 to request a copy, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Proxy Voting Compliance Officer. A copy of the Policy will be mailed to you within three days of receipt of your request. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th , effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. You may obtain a copy of the Proxy Voting Policy or the Fund's proxy voting record free from Fund documents filed with the SEC and available on the SEC's web site at WWW.SEC.GOV.




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